UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): January 25, 2005
                                                         -----------------

                           SOUTHWEST COMMUNITY BANCORP
             ------------------------------------------------------
             Incorporated Under the Laws of the State of California


      000-50545                                         30-0136231
----------------------                    ------------------------------------
Commission File Number                    I.R.S Employer Identification Number


                               5810 El Camino Real
                           Carlsbad, California 92008
                            Telephone: (760) 918-2616


                                 Not Applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13.e-4(c))

Item 2.02. Results of Operations and Financial Condition

         On January 25, 2005, Southwest Community Bancorp issued its earnings release for the fourth quarter ended December 31, 2004. A copy of the earnings release is attached hereto as Exhibit 99.1, which is incorporated herein by reference. Southwest Community Bancorp does not intend for this Item 2 or
Exhibit 99.1 to be incorporated by reference into filings under the Securities Exchange Act of 1934.


Item 9.01. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

         Not Applicable.

(b)  Pro Forma Financial Information

         Not Applicable.

(c)  List of Exhibits

99.1 Press Release of Southwest Community Bancorp dated January 25, 2005, announcing results of operations and financial condition as of the year ended December 31, 2004.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                              SOUTHWEST COMMUNITY BANCORP

DATE: January 25, 2005                        By: /s/ Frank J. Mercardante
                                                  ------------------------------
                                                      Frank J. Mercardante
                                                      Chief Executive Officer

                                 Exhibit Index
                                 -------------

Exhibit
  No.      Description
-------    ---------------------------
  99.1 Press Release of Southwest Community Bancorp dated January 25, 2005, announcing results of operations and financial condition as of the year ended December 31, 2004.